Events after the reporting date	12 Months Ended
Dec. 31, 2023
Events after the reporting date [Abstract]
Events after the reporting date
Note 18 – Events after the reporting date

In January 2024, for the year 2023, a total of 300,000 shares of restricted stock were awarded to management pursuant to the 2022 Plan, of which 67,500 shares will vest in January 2025, 67,500 shares will vest in January 2026, 48,750 shares will vest prior to December 2026 and 67,500 shares will vest in January 2027. The remaining 48,750 shares will vest subject to certain market conditions prior to December 2026. The above vesting is subject to continued employment or office, as applicable, as of the relevant vesting date. The estimated fair value at grant date was $10.94 for 251,250 shares and $8.04 per share for 48,750 shares. In January 2024, a total of 125,000 shares of restricted stock were awarded to the board of directors pursuant to the 2022 Plan. The estimated fair value at grant date was $10.94 and the shares will vest in June 2025.

On February 6, 2024, DHT announced that it would pay a dividend of $0.22 per common share on February 28, 2024, to shareholders of record as of February 21, 2024. This resulted in a total dividend payment of $35.5 million.

In February 2024, the Company announced that it has contracted to build four new VLCCs, two at Hyundai Heavy Industries and two at Hanwha Ocean in South Korea, for delivery in 2026.

The financial statements were approved by the board of directors on March 13, 2024, and authorized for issue.